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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements (Form S-8, No. 33-75570 and Forms S-3, No. 333-2258 and No. 333-21913).


                                             ARTHUR ANDERSEN LLP

        Portland, Oregon
        September 24, 1999